Exhibit 99.1
                             MEDTOX Scientific, Inc.
                                October 24, 2002

Forward-looking statements contained in this presentation are made under the Safe Harbor Provision of the Private Securities Litigation Reform Act of 1995. Any such statements are subject to risks and uncertainties that could cause actual results to differ materially from those anticipated. Such factors are described from time to time in the company's Annual Report on Form 10-K and other reports filed with the Securities and Exchange Commission.

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MEDTOX Scientific, Inc.
Operating Companies

o        Laboratory Services
o        POC Diagnostics

Synergy enhances the dual opportunity
for profitable growth



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MEDTOX Scientific, Inc.
Markets

o      Laboratory Services        76%
o      DRUGS OF ABUSE             51%
        o      Workplace
        o      Prison, probation, parole, rehabilitation
o      SPECIALTY TESTING          25%
        o      Pharmaceutical Industry
        o      Pediatric Screening (Lead-filter paper)
        o      Esoteric Clinical (TDM)
        o      Occupational Health



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MEDTOX Scientific, Inc.
Markets

o      Laboratory Services 76%
o      DRUGS OF ABUSE (DAU) 51%
        o      Workplace
        o      Prison, probation, parole, rehabilitation
o      SPECIALTY TESTING       25%
        o      Pharmaceutical Industry
        o      Pediatric Screening
        o      Esoteric Clinical (TDM)
        o      Occupational Health

o      POC Diagnostics 24%
o      DRUGS OF ABUSE (DAU) 21%
        o      Workplace
        o      Prison, probation, parole, rehab
        o      Clinical trials
        o      Hospital ER
o      ENVIRONMENTAL/OEM  3%
        o      Agricultural
        o      Biological


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MEDTOX Scientific, Inc.
Market Size

o      Laboratory Services
o      $7-$10  billion market
o      Fragmented industry

o      MEDTOX:
        o      Growth in all markets
        o      Technology leadership
        o      Differentiation-value added services



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MEDTOX Scientific, Inc.
Market Size

o      Laboratory Services
o      $7-$10  billion market
o      Fragmented industry
o      MEDTOX:
        o      Growth in all markets
        o      Technology
        o      Differentiation

o      POC Diagnostics
o      $1+ billion market
o      15 - 20% market growth
o      MEDTOX:
        o      Proven, patented products
        o      Vertically integrated
        o      Economical, simple to use
        o      47 products FDA cleared



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MEDTOX Scientific, Inc.
3rd Quarter 2002 Financial Review

o      Revenue and Gross Margin
        o      8.4% overall Revenue increase from prior-year period
        o      39.3% Overall Gross Margin
        o      61.6% POC Diagnostics Gross Margin
o      Operating Income
        o      $886,000 compared to $1,084,000
o      Net Income
        o      $11,320,000 compared to $790,000
          o        $10.8 million tax benefit in Q3


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MEDTOX Scientific, Inc.
Momentum and Opportunity

o      Laboratory Services
o      Operating leverage
o      Margin opportunity
o      Growth Drivers
        o      Clinical trials
        o      Pediatric screening
        o      POC System sales
        o      WebTox (TM)
        o      Cyclical opportunity


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MEDTOX Scientific, Inc.
Momentum and Opportunity

o      Laboratory Services
o      Operating leverage
o      Margin opportunity
o      Growth Drivers
        o      Clinical trials
        o      Pediatric screening
        o      POC System sales
        o      WebTox (TM)
        o      Cyclical opportunity

o      POC Diagnostics
o      Highest margins
o      Fastest growing segment
o      Adaptable technology
o      Growth Drivers
        o      New products
        o      New customers
        o      Cardinal Health
        o      Integrated services


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MEDTOX Scientific, Inc.

o        Laboratory Services
o        POC Diagnostics

Logistics, Data Management, Integrated Services



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MEDTOX Scientific, Inc.
Management

o      Richard Braun - CEO (5)
o      Kevin Wiersma - COO MEDTOX Labs (10)
o      Mitchell Owens - COO POC Diagnostics (14)
o      James Schoonover - Chief Marketing Officer (5)
o      Susan Puskas - VP QA/QC Regulatory Affairs (11)
o      Jennifer Collins - VP Laboratory Director (11)



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MEDTOX Scientific, Inc.
Financial Objectives

o      10-20% Annual Revenue Growth
o      40% Laboratory Services Gross Margin
o      60-65% + POC Diagnostics Gross Margin
o      10 - 15% Pretax Margins: Laboratory
o      15 - 20% Pretax Margin: POC



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MEDTOX Scientific, Inc.
Summary

o      Strong, established customer relationships
        o      Recurring revenue streams
o      Higher margin business fastest growing
o      Diversified growth into large markets
o      Aggressive but achievable financial objectives
o Strategy and product development in place to support long-term profitable growth